Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS RESULTS FOR THE QUARTER ENDED JUNE 30, 2024

NEWS RELEASE

Omaha, NE, July 18, 2024 - AMCON Distributing Company (“AMCON” or “the Company”) (NYSE American: DIT), an Omaha, Nebraska based Convenience and Foodservice Distributor, is pleased to announce fully diluted earnings per share of $2.46 on net income available to common shareholders of $1.5 million for its third fiscal quarter ended June 30, 2024.

“AMCON’s customer-centric philosophy is a competitive advantage in this economic environment, as our customers rely on our ability to deliver a timely flow of goods and services. Foodservice, technology platforms, and associated staffing for these strategic areas are a central focus of our management team. We are committed to making the investments necessary to compete in the marketplace,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “We welcome our new team members and customers from our recently completed acquisition of Richmond Master Distributors, Inc. AMCON is committed to pursuing strategic acquisition opportunities in the Convenience Distributor and Foodservice sectors.”

“Labor shortages, supply chain issues, inflation, volatility in energy prices, and the impact of rising interest rates continue to present challenges for our business,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer added, “Our recent acquisitions have enhanced our geographic reach to better serve our customers as they grow their store footprints.”

Charles J. Schmaderer, AMCON’s Chief Financial Officer said, “Sales for the fiscal quarter ended June 30, 2024 were $717.9 million and the Company ended the fiscal period with total shareholders’ equity of approximately $110.0 million. We continue to maintain a strong liquidity position and recent amendments to our bank credit facilities provided additional flexibility to pursue our strategic objectives that materialized during the quarter.” Mr. Schmaderer also added, “We continue to invest in the final completion of our 175,000 square foot distribution facility in Springfield, Missouri. In addition, we are also deploying capital in enhanced foodservice capabilities in our recently purchased 250,000 square foot distribution facility in Colorado City, Colorado, and we opened a new retail location in Lakewood Ranch, Florida.”

AMCON, and its subsidiaries Team Sledd, LLC and Henry’s Foods, Inc., is a leading Convenience and Foodservice Distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products with thirteen (13) distribution centers in Colorado, Illinois, Indiana, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Tennessee, and West Virginia. Through its Healthy Edge Retail Group, AMCON operates fifteen (15) health and natural product retail stores in the Midwest and Florida.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:

Charles J. Schmaderer

AMCON Distributing Company

Ph 402-331-3727

2

AMCON Distributing Company and Subsidiaries

Condensed Consolidated Balance Sheets

June 30, 2024 and September 30, 2023

	June	September
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash	$719,342	$790,931
Accounts receivable, less allowance for credit losses of $2.5 million at June 2024 and $2.4 million at September 2023	80,469,376	70,878,420
Inventories, net	160,778,835	158,582,816
Income taxes receivable	330,170	1,854,484
Prepaid expenses and other current assets	15,991,451	13,564,056
Total current assets	258,289,174	245,670,707

Property and equipment, net	103,989,865	80,607,451
Operating lease right-of-use assets, net	24,710,670	23,173,287
Goodwill	5,778,325	5,778,325
Other intangible assets, net	4,881,659	5,284,935
Other assets	2,954,262	2,914,495
Total assets	$400,603,955	$363,429,200

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$46,249,366	$43,099,326
Accrued expenses	16,590,155	14,922,279
Accrued wages, salaries and bonuses	8,168,882	8,886,529
Current operating lease liabilities	6,662,109	6,063,048
Current maturities of long-term debt	5,335,127	1,955,065
Current mandatorily redeemable non-controlling interest	1,651,608	1,703,604
Total current liabilities	84,657,247	76,629,851

Credit facilities	156,941,944	140,437,989
Deferred income tax liability, net	4,594,841	4,917,960
Long-term operating lease liabilities	18,358,088	17,408,758
Long-term debt, less current maturities	17,917,378	11,675,439
Mandatorily redeemable non-controlling interest, less current portion	6,497,523	7,787,227
Other long-term liabilities	1,669,817	402,882

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 630,362 shares outstanding at June 2024 and 608,689 shares outstanding at September 2023	9,648	9,431
Additional paid-in capital	33,800,187	30,585,388
Retained earnings	107,429,445	104,846,438
Treasury stock at cost	(31,272,163)	(31,272,163)
Total shareholders’ equity	109,967,117	104,169,094
Total liabilities and shareholders’ equity	$400,603,955	$363,429,200

3

AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Operations

for the three and nine months ended June 30, 2024 and 2023

	For the three months ended June		For the nine months ended June
	2024	2023	2024	2023
Sales (including excise taxes of $150.2 and $153.7 million, and $415.7 and $414.9 million, respectively)	$717,852,293	$696,489,427	$1,964,688,673	$1,847,472,782
Cost of sales	669,893,539	649,623,651	1,831,118,129	1,724,504,862
Gross profit	47,958,754	46,865,776	133,570,544	122,967,920
Selling, general and administrative expenses	39,920,976	36,851,520	113,857,467	99,227,695
Depreciation and amortization	2,415,158	2,103,429	6,923,716	4,982,068
	42,336,134	38,954,949	120,781,183	104,209,763
Operating income	5,622,620	7,910,827	12,789,361	18,758,157

Other expense (income):
Interest expense	2,903,925	2,385,842	7,463,175	6,249,540
Change in fair value of mandatorily redeemable non-controlling interest	393,324	698,571	727,457	864,684
Other (income), net	(78,903)	(931,765)	(833,050)	(1,159,021)
	3,218,346	2,152,648	7,357,582	5,955,203
Income from operations before income taxes	2,404,274	5,758,179	5,431,779	12,802,954
Income tax expense	914,875	1,813,800	2,331,875	4,164,000
Net income available to common shareholders	$1,489,399	$3,944,379	$3,099,904	$8,638,954

Basic earnings per share available to common shareholders	$2.48	$6.74	$5.18	$14.78
Diluted earnings per share available to common shareholders	$2.46	$6.59	$5.11	$14.56

Basic weighted average shares outstanding	600,161	585,625	598,637	584,359
Diluted weighted average shares outstanding	606,252	598,590	606,151	593,480

Dividends paid per common share	$0.18	$0.18	$0.82	$5.54

4

AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Shareholders’ Equity

for the three and nine months ended June 30, 2024 and 2023

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2023
Balance, April 1, 2023	943,272	$9,431	(332,220)	$(30,867,287)	$29,766,566	$98,167,058	$97,075,768
Dividends on common stock, $0.18 per share	—	—	—	—	—	(111,219)	(111,219)
Compensation expense related to equity-based awards	—	—	—	—	409,411	—	409,411
Committed repurchase of common stock	—	—	(2,363)	(404,876)	—	—	(404,876)
Net income available to common shareholders	—	—	—	—	—	3,944,379	3,944,379
Balance, June 30, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,175,977	$102,000,218	$100,913,463

THREE MONTHS ENDED JUNE 2024
Balance, April 1, 2024	964,945	$9,648	(334,583)	$(31,272,163)	$33,160,639	$106,053,510	$107,951,634
Dividends on common stock, $0.18 per share	—	—	—	—	—	(113,464)	(113,464)
Compensation expense related to equity-based awards	—	—	—	—	639,548	—	639,548
Net income available to common shareholders	—	—	—	—	—	1,489,399	1,489,399
Balance, June 30, 2024	964,945	$9,648	(334,583)	$(31,272,163)	$33,800,187	$107,429,445	$109,967,117

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2023
Balance, October 1, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,903,201	$96,784,353	$92,829,435
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,423,089)	(3,423,089)
Compensation expense and issuance of stock in connection with equity-based awards	26,263	263	—	—	3,272,776	—	3,273,039
Committed repurchase of common stock	—	—	(2,363)	(404,876)	—	—	(404,876)
Net income available to common shareholders	—	—	—	—	—	8,638,954	8,638,954
Balance, June 30, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,175,977	$102,000,218	$100,913,463

NINE MONTHS ENDED JUNE 2024
Balance, October 1, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,585,388	$104,846,438	$104,169,094
Dividends on common stock, $0.82 per share	—	—	—	—	—	(516,897)	(516,897)
Compensation expense and issuance of stock in connection with equity-based awards	21,673	217	—	—	3,214,799	—	3,215,016
Net income available to common shareholders	—	—	—	—	—	3,099,904	3,099,904
Balance, June 30, 2024	964,945	$9,648	(334,583)	$(31,272,163)	$33,800,187	$107,429,445	$109,967,117

5

AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Cash Flows

for the nine months ended June 30, 2024 and 2023

	June	June
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income available to common shareholders	$3,099,904	$8,638,954
Adjustments to reconcile net income available to common shareholders to net cash flows from (used in) operating activities:
Depreciation	6,520,440	4,701,316
Amortization	403,276	280,752
(Gain) loss on sales of property and equipment	(141,522)	(133,159)
Equity-based compensation	1,850,233	1,940,631
Deferred income taxes	(323,119)	809,616
Provision for credit losses	131.132	(7,697)
Inventory allowance	175,706	442,603
Change in fair value of contingent consideration	45,362	—
Change in fair value of mandatorily redeemable non-controlling interest	727,457	864,684
Changes in assets and liabilities, net of effects of business combinations:
Accounts receivable	(4,110,926)	(8,026,950)
Inventories	12,365,936	(12,294,118)
Prepaid and other current assets	(999,319)	(745,490)
Other assets	(39,767)	(569,683)
Accounts payable	4,082,394	10,360,228
Accrued expenses and accrued wages, salaries and bonuses	1,112,351	1,487,971
Other long-term liabilities	446,831	185,704
Income taxes payable and receivable	1,524,314	1,572,253
Net cash flows from (used in) operating activities	26,870,683	9,507,615

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(16,793,486)	(6,759,929)
Proceeds from sales of property and equipment	306,748	151,307
Acquisition of Burklund	(15,464,397)	—
Acquisition of Richmond Master	(6,631,039)	—
Acquisition of Henry's	—	(54,865,303)
Net cash flows from (used in) investing activities	(38,582,174)	(61,473,925)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	1,845,255,576	1,863,027,754
Repayments under revolving credit facilities	(1,828,751,621)	(1,810,914,231)
Proceeds from borrowings on long-term debt	—	7,000,000
Principal payments on long-term debt	(2,277,999)	(1,011,559)
Dividends on common stock	(516,897)	(3,423,089)
Redemption and distributions to non-controlling interest	(2,069,157)	(2,405,128)
Net cash flows from (used in) financing activities	11,639,902	52,273,747
Net change in cash	(71,589)	307,437
Cash, beginning of period	790,931	431,576
Cash, end of period	$719,342	$739,013

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, net of amounts capitalized	$6,976,501	$5,824,144
Cash paid during the period for income taxes, net of refunds	1,066,105	1,780,000

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$83,180	$1,622,224
Committed repurchase of treasury stock	—	404,876
Purchase of property financed with promissory note	8,000,000	—
Portion of Burklund acquisition financed with promissory note	3,900,000	—
Portion of Burklund acquisition financed with contingent consideration	1,578,444	—
Issuance of common stock in connection with the vesting of equity-based awards	1,296,372	2,044,805

6